ISLET SCIENCES, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

THIS NONQUALIFIED STOCK OPTION AGREEMENT ("Agreement") is made by and between Islet Sciences, Inc., a Nevada corporation (the "Company"), and James Green (the "Optionee"). Capitalized terms not defined in this Agreement shall have the meaning assigned to them in the Employment Agreement by and between the Company and Optionee, dated ***October 30 , 2013*** (the "Employment Agreement").

WITNESSETH:

WHEREAS, the Board of Directors of the Company (the "Board of Directors") has, on the date set forth on the signature page below (the "Grant Date"), granted Optionee a Non-Qualified stock option (the "Option") to purchase from the Company shares of the Company's common stock, par value $0.001 per share ("Common Stock");

NOW, THEREFORE, in consideration of the mutual benefit to be derived herefrom, the Company and Optionee agree as follows:

1. Grant of Option. The Company hereby grants to the Optionee the right, privilege and option ("Option") to purchase 1,500,000 shares of its Common Stock at an exercise price ("Exercise Price") of ***$.265*** per share, the fair market value of the Company's Common Stock as of the Grant Date determined by taking the arithmetic mean of the high and low prices for the Company's Common Stock on the trading day immediately preceding the Grant Date. The Option is hereby granted in accordance with this Agreement subject to the terms and conditions provided hereinafter.

2. Vesting of Option. The Option shall become vested and exercisable pursuant to the Vesting Schedule set forth on Exhibit A. If a termination under the Employment Agreement occurs by the Company without Cause (under Section 5.2.1 of the Employment Agreement) or by the Executive for Good Reason (under Section 5.2.4 of the Employment Agreement), any unvested options shall immediately vest and become exercisable on the Date of Termination as defined under the Employment Agreement. For the avoidance of doubt, any portion of the Option vested as of the Date of Termination shall remain exercisable through the remaining exercise term set forth in Section 3 unless the Option is earlier converted into Merger Consideration as provided in Section 4(c) below or otherwise terminated in accordance with Section 6 below. Furthermore, the Option shall be fully and automatically vested in the event of a Change of Control of the Company (as such term is defined in the Employment Agreement).

3. Exercise Period. Any exercise may be with respect to any part or all of the shares then exercisable pursuant to such Option. Any vested portion of the Option shall remain fully exercisable until 5:00 p.m. Eastern Time on the date that is six and one-half (6 ½) years following the Grant Date (i.e., the fifth anniversary of the last vesting date provided in Exhibit A) unless the Option is earlier converted into Merger Consideration as provided in Section 4(c) below or otherwise terminated in accordance with Section 6 below.

4. Manner of Exercise. The Option shall be exercised by written notice of exercise in the form of Exhibit B to this Agreement addressed to the Company and signed by the Optionee and delivered to the Company, as such Exhibit B may be amended by the Board of Directors or the Compensation Committee from time to time. Optionee also agrees to make such other representations as are deemed necessary or appropriate by the Company and its counsel. If the Option is exercised in part only, the Company shall make a record of such option on its books and records reflecting the partial exercise which shall be presumptive of the number of shares exercised.

(a) The Exercise Price is payable by certified or official bank check or by personal check; provided, however, that no shares of Common Stock shall be issued to Optionee until the Company has been advised by its bank that the check has cleared.

(b) In lieu of delivery of the cash price or stock consideration for the option exercise, the Optionee shall have the right, at its option, from time to time or times during the Exercise Period, elect to exercise the Option through a "cashless exercise" in which the Optionee shall be entitled to purchase the shares based on the following formula:

$$X = Y [(A-B)/A]$$

where:

X = the number of shares the Optionee is to receive as the result of option exercise.

Y = the number of Optioned Shares.

A = the fair market value of the Common Stock determined by taking the average selling price for the five (5) trading days immediately prior to (but not including) the exercise date. (The term "average selling price" for such purposes shall refer to the arithmetic mean of such selling prices on all trading days during the specified period as provided in Treas. Reg. § 1-409A-1(b)(5)(iv)(A).)

B = the Exercise Price

(c) (i) In the event of the merger or consolidation of the Company with or into any corporation or other entity or in the event of the sale by the Company of all or substantially all of its business and assets or similar Change of Control of the Company followed by a distribution of assets to the stockholders in connection with a liquidation or partial liquidation of the Company or in the event of a similar transaction (each a "Merger Transaction"), prior to the expiration of this Option, this Option shall be fully vested and converted into the consideration payable with respect to the Common Stock in the Merger Transaction (the "Merger Consideration") as follows.

(ii) The Optionee shall receive Merger Consideration having a value equal to the appreciation, if any, of this Option. The appreciation of this Option shall be determined by multiplying the number of shares subject to this Option by the difference between (i) the value of the Merger Consideration payable with respect to one share of Common Stock and (ii) the Exercise Price of this Option. If the value of the Merger Consideration shall be equal to or less than the Exercise Price, this Option shall not be converted into Merger Consideration, but shall terminate, to the extent not exercised, at the effective time of the Merger Transaction.

(iii) The consideration payable to the Optionee shall be in the same form as the Merger Consideration. If the Merger Consideration shall consist of both cash and non-cash consideration, the consideration payable upon conversion of this Option shall be a combination of cash and non-cash consideration in the same proportion as the Merger Consideration is payable to the holders of the Common Stock.

(iv) If and to the extent that the Merger Consideration is other than cash, the value of the non-cash Merger Consideration shall be determined in good faith by the Company's Board of Directors, and the Company shall promptly advise the Optionee of such determination. If the Optionee disagrees with the determination of the Board of Directors, the Optionee shall have the right to exercise this Option by paying the Exercise Price as provided in Section 4(b) or (c) of this Agreement prior to the effectiveness of the Merger Transaction. If the Option is not exercised prior to the effectiveness of the Merger Transaction, the Option shall be automatically converted or terminated, as the case may be, as provided in this Section 4(d).

(d) The shares of Common Stock when issued upon exercise of the Option (the "Optioned Shares"), will be duly and validly authorized and issued, fully paid and non-assessable.

(e) In connection with any exercise of this Option, the Optionee shall, contemporaneously with the exercise of this Option, to the extent required by law, pay or provide for payment of any withholding taxes due as a result of such exercise.

5. Restrictions on Exercise and Delivery. The exercise of this Option, in whole or in part, shall be subject to the condition that, if at any time the Board of Directors or the Compensation Committee, shall determine, in its sole and absolute discretion,

(a) the satisfaction of any withholding tax or other withholding liabilities, is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of Stock pursuant thereto,

(b) the listing, registration, or qualification of any shares deliverable upon such exercise is desirable or necessary, under any state or federal law, as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, or

(c) the consent or approval of any regulatory body is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free

of any conditions not acceptable to the Board of Directors or its compensation committee. Optionee shall execute such documents and take such other actions as are required by the Board of Directors or the Compensation Committee to enable it to effect or obtain such withholding, listing, registration, qualification, consent or approval. Neither the Company nor any officer or director, or member of the Board of Directors or the Compensation Committee, shall have any liability with respect to the non-issuance or failure to sell shares as the result of any suspensions of exercisability imposed pursuant to this Section.

6. Termination of Option. Except as otherwise provided in this Agreement, to the extent not previously exercised, the Option (or applicable portion thereof) shall terminate upon the first to occur of any of the following events:

(a) The dissolution or liquidation of the Company;

(b) The expiration of six and one-half (6½) years from the Grant Date.

7. Adjustment Provisions. The number of shares of Common Stock subject to the Option and the Exercise Price shall be adjusted in accordance with generally accepted accounting principles in the event of a stock dividend, stock split, stock distribution, reverse split or other combination of shares, recapitalization or otherwise, which affects the Common Stock.

8. Transferability. The Option is not transferable by the Optionee except that, in the event of Optionee's death or incompetence, the Option may be exercised by Optionee's legal representative or by the persons to whom the Option is transferred by will or the laws of descent and distribution.

9. No Rights as a Stockholder. The Optionee shall have no interest in and shall not be entitled to any voting rights or any dividend or other rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable upon exercise of this Option prior to the exercise of this Option and payment of the Exercise Price.

10. No Rights to Continued Service. Nothing in this Option shall be constructed as an employment or consulting agreement.

11. Legality. Anything in this Option to the contrary notwithstanding, the Optionee agrees that he or she will not exercise the Option, and that the Company will not be obligated to issue any shares of Common Stock pursuant to this Option, if the exercise of the Option or the issuance of such shares shall constitute a violation by the Optionee or by the Company of any provisions of any law or of any regulation of any governmental authority. Any determination by the Board of Directors or the Compensation Committee shall be final, binding and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with such law or regulation. The Company shall be obligated and hereby agrees to register for re-sale the Optioned Shares pursuant to the Securities Act of 1933, as amended (the "Securities Act") on a Form S-8 with a re-offer prospectus or similar registration process within ninety (90) days of the Grant Date unless a later date is mutually agreed by the parties, which agreement shall not be unreasonably

withheld. Notwithstanding the foregoing, the Company shall not be required to issue any Optioned Shares if the issuance thereof is not permitted pursuant to the Securities Act.

12. Action by Company. The existence of the Option shall not effect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement.

14. Interpretation. As a condition of the granting of the Option, the Optionee and each person who succeeds to the Optionee's rights hereunder, agrees that any dispute or disagreement which shall arise under or as a result of or pursuant to this Option shall be determined by the Board of Directors or its Compensation Committee in its sole discretion and that any interpretation by the Board of Directors or its Compensation Committee of the terms of this Option shall be final, binding and conclusive.

15. Notices. Any notice to be given under the terms of this Agreement shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to Optionee shall be addressed to such Optionee at the address maintained by the Company for such person or at such other address as the Optionee may specify in writing to the Company.

16. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Optionee, his heirs and successors, and of the Company, its successors and assigns.

17. Governing Law. This Agreement shall be governed by the laws of the State of New York without giving effect to principles of conflicts of laws.

18. Descriptive Headings. Titles to Sections are solely for informational purposes.

[Signature Page Follows]

[Signature Page to Nonqualified Stock Option Agreement]

IN WITNESS WHEREOF, this Agreement is effective as of, and the date of grant ("Grant Date") shall be ***October 30 , 2013***.

ISLET SCIENCES, INC.
a Nevada corporation

By: ______________________

Name: Joel Perlin

Title: Vice President

OPTIONEE

____
James Green

Nso Agreement - Green Final

EXHIBIT A

VESTING SCHEDULE

- 500,000 shares will vest on the date which is 91st day from the Grant Date.
- The remaining 1,000,000 shares will vest in equal installments of 200,000 shares on the last date of each ninety day period starting from the 91st day from the Grant Date such that all 1,500,000 Optioned Shares shall be fully vested and exercisable 18 months following the Grant Date.
- Notwithstanding the foregoing, the Option shall automatically vest in full in the event of a Change of Control of the Company (as such term is defined in the Employment Agreement).

EXHIBIT B

____________, 20__

Islet Sciences, Inc.

Re: Stock Option Exercise

To Whom It May Concern:

I (the "Optionee") hereby exercise my right to purchase _______ shares of common stock (the "Stock") of Islet Sciences, Inc., a Nevada corporation (the "Company") as set forth in the Option Agreement (the "Agreement") with the Company granting me __________ shares of its common stock.

[ ] I elect to exercise _________ option shares by delivery payment of the aggregate exercise price to the Company.

OR

[ ] I elect to exercise _________ option shares pursuant to the following formula in lieu of delivery of the cash price for the option exercise.

$$X = Y [(A-B)/A]$$

where:

X = the number of shares the Optionee is to receive as the result of option exercise.

Y = the number of Optioned Shares.

A = the fair market value of the Common Stock determined by taking the average selling price for the five (5) trading days immediately prior to (but not including) the exercise date. (The term "average selling price" for such purposes shall refer to the arithmetic mean of such selling prices on all trading days during the specified period as provided in Treas. Reg. § 1-409A-1(b)(5)(iv)(A).)

B = the Exercise Price

Please deliver to me at my address as set forth above stock certificates representing the subject shares registered in my name.

The Optionee hereby represents and agrees as follows:

1. The Optionee acknowledges receipt of a copy of the Agreement. The Optionee has carefully reviewed the Agreement.

2. The Optionee is a resident of _________.

3. The Optionee represents and agrees that if the Optionee is an "affiliate" (as defined in Rule 144 under the Securities Act of 1933) of the Company at the time the Optionee desires to sell any of the Stock, the Optionee will be subject to certain restrictions under, and will comply with all of the requirements of, applicable federal and state securities laws.

The foregoing representations and warranties are given on ________ at ______________________.

OPTIONEE:

____

Print Name:______________________________